COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2022
Disclosure of contingent liabilities [abstract]
COMMITMENTS AND CONTINGENCIES [Text Block]

18.  COMMITMENTS AND CONTINGENCIES

a) Environmental Contingencies

The Company's activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and generally becoming more restrictive. The Company believes its operations are materially in compliance with all applicable laws and regulations. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations.

b) Research Agreements

The Company has entered various agreements with arms' length parties pertaining to ongoing science efforts in pursuit of research and/or development and intellectual property with the objective of profitably bringing products to market. Many of the counterparties to these agreements are Canadian universities and affiliated individuals. These agreements can be generalized as having ‘no fault’ termination clauses regarding ongoing commitments and future liability when the Company determines that the pursuit becomes ineffective or unlikely to result in a profitable or commercially-viable product.

Under certain of these technology license agreements with Canadian universities, the Company has an obligation to pay royalties on revenues from any subject technologies. No such revenues have been earned to date.

c) Contingent liabilities

In September 2018, the Company received a statement of claim from a former employee. The Company is in the process of defending the claim, but views the claim as unmeritorious. On March 24, 2020, the Company commenced an action claim against the former employee for relief relating to contracts and transactions between that employee and the Company, seeking to set aside those agreements and, where applicable, seeking disgorgement of unspecified amounts relating to benefits obtained under those agreements.